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                                                                       EXHIBIT 4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation of our report dated April 7, 2000, on our audits of the consolidated financial statements of Intertape Polymer Group Inc. as at December 31, 1999 and 1998 and for each of the years in the three-year period ended December 31, 1999, which report is included in this Annual Report on Form 20-F.

                                          (Signed) RAYMOND CHABOT GRANT THORNTON
Montreal, Canada                                             General Partnership
May 19, 2000                                               Chartered Accountants

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